CNA Financial Corporation
Supplemental Financial Information

March 31, 2021

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Three months ended March 31
(In millions)	2021	2020	Change
Revenues:
Net earned premiums	$1,962	$1,869	5%
Net investment income	504	329	53
Net investment gains (losses)	57	(216)
Non-insurance warranty revenue	338	301
Other revenues	5	8
Total revenues	2,866	2,291	25
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,506	1,425
Amortization of deferred acquisition costs	359	344
Non-insurance warranty expense	311	281
Other operating expenses	284	299
Interest	28	31
Total claims, benefits and expenses	2,488	2,380	(5)
Income (loss) before income tax	378	(89)
Income tax (expense) benefit	(66)	28
Net income (loss)	$312	$(61)	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2021	2020
Components of Income (Loss)
Core income (loss)	$263	$108
Net investment gains (losses)	49	(169)
Net income (loss)	$312	$(61)

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.96	$0.40
Net investment gains (losses)	0.18	(0.63)
Diluted earnings (loss) per share	$1.14	$(0.23)

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.9	271.5
Diluted	272.9	271.5

Return on Equity
Net income (loss) (1)	10.1%	(2.2)%
Core income (loss) (2)	8.8	3.7
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2021	December 31, 2020
Total investments	$48,671	$50,293
Reinsurance receivables, net of allowance for uncollectible receivables	5,111	4,457
Total assets	63,713	64,026
Insurance reserves	41,147	41,143
Debt	2,777	2,776
Total liabilities	51,624	51,319
Accumulated other comprehensive income (loss) (1)	187	803
Total stockholders' equity	12,089	12,707

Book value per common share	$44.50	$46.82
Book value per common share excluding AOCI	$43.81	$43.86

Outstanding shares of common stock (in millions of shares)	271.6	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,628	$10,708

Three months ended March 31	2021	2020
Net cash flows provided (used) by operating activities	$82	$212
Net cash flows provided (used) by investing activities	408	1,087
Net cash flows provided (used) by financing activities	(321)	(675)
Net cash flows provided (used) by operating, investing and financing activities	$169	$624
(1) As of March 31, 2021 and December 31, 2020, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,301 million and $2,773 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2021 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2021	2020	Change
Gross written premiums	$3,250	$3,083	5%
Gross written premiums ex. 3rd party captives	2,270	2,107	8
Net written premiums	1,937	1,863	4

Net earned premiums	1,842	1,742	6
Net investment income	279	113
Non-insurance warranty revenue	338	301
Other revenues	5	9
Total operating revenues	2,464	2,165	14
Insurance claims and policyholders' benefits	1,227	1,120
Amortization of deferred acquisition costs	359	344
Non-insurance warranty expense	311	281
Other insurance related expenses	220	232
Other expenses	15	32
Total claims, benefits and expenses	2,132	2,009	(6)
Core income (loss) before income tax	332	156
Income tax (expense) benefit on core income (loss)	(69)	(35)
Core income (loss)	$263	$121	117%

Other Performance Metrics
Underwriting gain (loss)	$36	$46	(22)%

Loss & LAE ratio	66.3%	63.8%	(2.5)	pts
Expense ratio	31.5	33.1	1.6
Dividend ratio	0.3	0.4	0.1
Combined ratio	98.1%	97.3%	(0.8)	pts
Combined ratio excluding catastrophes and development	91.9%	93.7%	1.8	pts

Net accident year catastrophe losses incurred	$125	$75
Effect on loss & LAE ratio	6.8%	4.3%	(2.5)	pts

Net prior year development and other: (favorable) / unfavorable	$(11)	$(11)
Effect on loss & LAE ratio	(0.6)%	(0.7)%	(0.1)	pts

Rate	11%	9%	2	pts
Renewal premium change	9%	9%	—	pts
Retention	83%	82%	1	pts
New business	$394	$340	16%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2021	2020	Change
Gross written premiums	$1,794	$1,714	5%
Gross written premiums ex. 3rd party captives	816	741	10
Net written premiums	742	694	7

Net earned premiums	735	685	7
Net investment income	117	56
Non-insurance warranty revenue	338	301
Other revenues	—	1
Total operating revenues	1,190	1,043	14
Insurance claims and policyholders' benefits	428	406
Amortization of deferred acquisition costs	154	151
Non-insurance warranty expense	311	281
Other insurance related expenses	70	69
Other expenses	11	13
Total claims, benefits and expenses	974	920	(6)
Core income (loss) before income tax	216	123
Income tax (expense) benefit on core income (loss)	(46)	(27)
Core income (loss)	$170	$96	77%

Other Performance Metrics
Underwriting gain (loss)	$83	$59	41%

Loss & LAE ratio	58.0%	59.1%	1.1	pts
Expense ratio	30.6	32.0	1.4
Dividend ratio	0.2	0.2	—
Combined ratio	88.8%	91.3%	2.5	pts
Combined ratio excluding catastrophes and development	90.2%	91.7%	1.5	pts

Net accident year catastrophe losses incurred	$5	$8
Effect on loss & LAE ratio	0.7%	1.1%	0.4	pts

Net prior year development and other: (favorable) / unfavorable	$(15)	$(11)
Effect on loss & LAE ratio	(2.1)%	(1.5)%	0.6	pts

Rate	10%	10%	—	pts
Renewal premium change	9%	11%	(2)	pts
Retention	86%	83%	3	pts
New business	$103	$74	39%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2021	2020	Change
Gross written premiums	$1,113	$1,062	5%
Gross written premiums ex. 3rd party captives	1,111	1,059	5
Net written premiums	960	950	1

Net earned premiums	855	818	5
Net investment income	148	42
Other revenues	5	8
Total operating revenues	1,008	868	16
Insurance claims and policyholders' benefits	644	560
Amortization of deferred acquisition costs	153	144
Other insurance related expenses	115	127
Other expenses	9	6
Total claims, benefits and expenses	921	837	(10)
Core income (loss) before income tax	87	31
Income tax (expense) benefit on core income (loss)	(18)	(8)
Core income (loss)	$69	$23	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$(57)	$(13)	N/M	%

Loss & LAE ratio	74.7%	67.8%	(6.9)	pts
Expense ratio	31.4	33.2	1.8
Dividend ratio	0.6	0.6	—
Combined ratio	106.7%	101.6%	(5.1)	pts
Combined ratio excluding catastrophes and development	92.8%	94.6%	1.8	pts

Net accident year catastrophe losses incurred	$115	$57
Effect on loss & LAE ratio	13.4%	7.0%	(6.4)	pts

Net prior year development and other: (favorable) / unfavorable	$4	$—
Effect on loss & LAE ratio	0.5%	—%	(0.5)	pts

Rate	10%	8%	2	pts
Renewal premium change	8%	9%	(1)	pts
Retention	84%	86%	(2)	pts
New business	$211	$198	7%

International - Results of Operations

Three months ended March 31
(In millions)	2021	2020	Change
Gross written premiums	$343	$307	12%
Net written premiums	235	219	7
Net earned premiums	252	239	5
Net investment income	14	15
Other revenues	—	—
Total operating revenues	266	254	5
Insurance claims and policyholders' benefits	155	154
Amortization of deferred acquisition costs	52	49
Other insurance related expenses	35	36
Other expenses	(5)	13
Total claims, benefits and expenses	237	252	6
Core income (loss) before income tax	29	2
Income tax (expense) benefit on core income (loss)	(5)	—
Core income (loss)	$24	$2	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$10	$—	N/M	%

Loss & LAE ratio	61.5%	64.5%	3.0	pts
Expense ratio	34.4	35.4	1.0
Dividend ratio	—	—	—
Combined ratio	95.9%	99.9%	4.0	pts
Combined ratio excluding catastrophes and development	94.0%	95.7%	1.7	pts

Net accident year catastrophe losses incurred	$5	$10
Effect on loss & LAE ratio	2.0%	4.3%	2.3	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—
Effect on loss & LAE ratio	(0.1)%	(0.1)%	—	pts

Rate	14%	9%	5	pts
Renewal premium change	11%	9%	2	pts
Retention	74%	70%	4	pts
New business	$80	$68	18%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2021	2020
Net earned premiums	$120	$127
Net investment income	219	208
Other revenues	1	—
Total operating revenues	340	335
Insurance claims and policyholders' benefits	281	316
Other insurance related expenses	25	26
Other expenses	2	3
Total claims, benefits and expenses	308	345
Core income (loss) before income tax	32	(10)
Income tax (expense) benefit on core income (loss)	4	14
Core income (loss)	$36	$4

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2021	2020
Net earned premiums	$—	$—
Net investment income	6	8
Other revenues	(1)	(1)
Total operating revenues	5	7
Insurance claims and policyholders' benefits	(2)	(11)
Other insurance related expenses	10	—
Other expenses	40	37
Total claims, benefits and expenses	48	26
Core income (loss) before income tax	(43)	(19)
Income tax (expense) benefit on core income (loss)	7	2
Core income (loss)	$(36)	$(17)

Investment Summary - Consolidated

	March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$23,690	$2,573	$24,352	$3,556
States, municipalities and political subdivisions:
Tax-exempt	8,273	1,161	8,499	1,311
Taxable	3,327	398	3,093	552
Total states, municipalities and political subdivisions	11,600	1,559	11,592	1,863
Asset-backed:
RMBS	3,283	68	3,587	145
CMBS	1,988	52	1,967	51
Other ABS	2,345	64	2,251	72
Total asset-backed	7,616	184	7,805	268
U.S. Treasury and obligations of government-sponsored enterprises	132	(6)	338	(1)
Foreign government	529	21	544	32
Redeemable preferred stock	12	—	—	—
Total fixed maturity securities	43,579	4,331	44,631	5,718
Equities:
Common stock	198	—	195	—
Non-redeemable preferred stock	786	—	797	—
Total equities	984	—	992	—
Limited partnership investments	1,654	—	1,619	—
Other invested assets	77	—	76	—
Mortgage loans	1,043	—	1,068	—
Short term investments	1,334	—	1,907	—
Total investments	$48,671	$4,331	$50,293	$5,718

Net receivable/(payable) on investment activity	$(81)		$22

Effective duration (in years)	6.5		6.3
Weighted average rating	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$15,128	$913	$15,560	$1,348
States, municipalities and political subdivisions:
Tax-exempt	1,667	85	1,711	114
Taxable	1,581	50	1,286	110
Total states, municipalities and political subdivisions	3,248	135	2,997	224
Asset-backed:
RMBS	3,221	64	3,507	140
CMBS	1,908	48	1,879	46
Other ABS	2,149	51	2,056	52
Total asset-backed	7,278	163	7,442	238
U.S. Treasury and obligations of government-sponsored enterprises	113	(3)	327	(1)
Foreign government	515	19	529	29
Redeemable preferred stock	12	—	—	—
Total fixed maturity securities	26,294	1,227	26,855	1,838
Equities:
Common stock	198	—	195	—
Non-redeemable preferred stock	188	—	202	—
Total equities	386	—	397	—
Limited partnership investments	915	—	896	—
Other invested assets	77	—	76	—
Mortgage loans	795	—	782	—
Short term investments	1,280	—	1,772	—
Total investments	$29,747	$1,227	$30,778	$1,838

Net receivable/(payable) on investment activity	$(96)		$10

Effective duration (in years)	4.9		4.5
Weighted average rating	A-		A

Investment Summary - Life & Group

	March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,562	$1,660	$8,792	$2,208
States, municipalities and political subdivisions:
Tax-exempt	6,606	1,076	6,788	1,197
Taxable	1,746	348	1,807	442
Total states, municipalities and political subdivisions	8,352	1,424	8,595	1,639
Asset-backed:
RMBS	62	4	80	5
CMBS	80	4	88	5
Other ABS	196	13	195	20
Total asset-backed	338	21	363	30
U.S. Treasury and obligations of government-sponsored enterprises	19	(3)	11	—
Foreign government	14	2	15	3
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	17,285	3,104	17,776	3,880
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	598	—	595	—
Total equities	598	—	595	—
Limited partnership investments	739	—	723	—
Other invested assets	—	—	—	—
Mortgage loans	248	—	286	—
Short term investments	54	—	135	—
Total investments	$18,924	$3,104	$19,515	$3,880

Net receivable/(payable) on investment activity	$15		$12

Effective duration (in years)	9.1		9.2
Weighted average rating	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2021	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$48	$—	$478	$28	$5,109	$605	$15,866	$1,830	$2,189	$110	$23,690	$2,573
States, municipalities and political subdivisions	—	—	3,009	364	5,539	727	2,675	417	363	50	14	1	11,600	1,559
Asset-backed:
RMBS	3,014	42	3	—	18	—	71	6	21	1	156	19	3,283	68
CMBS	3	—	307	16	790	35	271	5	469	(5)	148	1	1,988	52
Other ABS	—	—	74	1	128	2	1,169	19	945	42	29	—	2,345	64
Total asset-backed	3,017	42	384	17	936	37	1,511	30	1,435	38	333	20	7,616	184
U.S. Treasury and obligations of government-sponsored enterprises	132	(6)	—	—	—	—	—	—	—	—	—	—	132	(6)
Foreign government	—	—	148	4	268	10	85	5	28	2	—	—	529	21
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	12	—	12	—
Total fixed maturity securities	$3,149	$36	$3,589	$385	$7,221	$802	$9,380	$1,057	$17,692	$1,920	$2,548	$131	$43,579	$4,331

Percentage of total fixed maturity securities	7%		8%		17%		21%		41%		6%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2021	2020
Taxable fixed income securities	$359	$371
Tax-exempt fixed income securities	80	78
Total fixed income securities	439	449
Limited partnership and common stock investments	61	(125)
Other, net of investment expense	4	5
Net investment income	$504	$329

Effective income yield for fixed income securities portfolio	4.4%	4.6%
Limited partnership and common stock return	3.4	(7.0)

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2021	2020
Taxable fixed income securities	$225	$234
Tax-exempt fixed income securities	12	5
Total fixed income securities	237	239
Limited partnership and common stock investments	42	(125)
Other, net of investment expense	6	7
Net investment income	$285	$121

Effective income yield for fixed income securities portfolio	3.8%	4.0%

Three months ended March 31	Life & Group
(In millions)	2021	2020
Taxable fixed income securities	$134	$137
Tax-exempt fixed income securities	68	73
Total fixed income securities	202	210
Limited partnership and common stock investments	19	—
Other, net of investment expense	(2)	(2)
Net investment income	$219	$208

Effective income yield for fixed income securities portfolio	5.5%	5.6%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,748	$8,250	$2,091	$16,089	$3,743	$2,874	$22,706
Ceded	850	775	269	1,894	128	1,983	4,005
Net	4,898	7,475	1,822	14,195	3,615	891	18,701

Reduction of net reserves due to Excess Workers' Compensation Loss Portfolio Transfer	—	—	—	—	—	(632)	(632)
Net incurred claim & claim adjustment expenses	427	640	155	1,222	248	—	1,470
Net claim & claim adjustment expense payments	(329)	(459)	(114)	(902)	(244)	(6)	(1,152)
Foreign currency translation adjustment and other	(1)	1	(11)	(11)	(21)	—	(32)

Claim & claim adjustment expense reserves, end of period
Net	4,995	7,657	1,852	14,504	3,598	253	18,355
Ceded	921	792	290	2,003	128	2,570	4,701
Gross	$5,916	$8,449	$2,142	$16,507	$3,726	$2,823	$23,056

Life & Group Policyholder Reserves

March 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,855	$9,795	12,650
Structured settlement annuities	537	—	537
Other	9	—	9
Total	3,401	9,795	13,196
Shadow adjustments	197	2,716	2,913
Ceded reserves	128	261	389
Total gross reserves	$3,726	$12,772	16,498

December 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,844	$9,762	$12,606
Structured settlement annuities	543	—	543
Other	10	—	10
Total	3,397	9,762	13,159
Shadow adjustments	218	3,293	3,511
Ceded reserves	128	263	391
Total gross reserves	$3,743	$13,318	17,061

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2020 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful